Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Operating revenue
Management fee revenue, net	$204,549	$202,348	$894,981	$891,071
Premiums earned	51,574	52,797	207,562	213,665
Service agreement revenue	7,562	7,738	29,748	29,246

Total operating revenue	263,685	262,883	1,132,291	1,133,982

Operating expenses
Cost of management operations	178,873	179,897	755,642	742,526
Losses and loss adjustment expenses incurred	33,114	38,369	125,903	139,630
Policy acquisition and other underwriting expenses	12,131	13,143	48,909	52,048

Total operating expenses	224,118	231,409	930,454	934,204

Investment income – unaffiliated
Investment income, net of expenses	12,483	14,102	52,833	55,920
Net realized (losses) gains on investments	(12,742)	2,056	(5,192)	1,335
Equity in earnings of limited partnerships	12,823	12,717	59,690	41,766

Total investment income – unaffiliated	12,564	28,875	107,331	99,021

Income before income taxes and equity in (losses) earnings of Erie Family Life Insurance Company	52,131	60,349	309,168	298,799
Provision for income taxes	19,370	16,542	99,137	99,055
Equity in (losses) earnings of Erie Family Life Insurance Company, net of tax	(159)	1,712	2,914	4,281

Net income	$32,602	$45,519	$212,945	$204,025

Net income per share:
Class A common stock – basic	$0.61	$0.78	$3.80	$3.45

Class A common stock – diluted	0.55	0.71	3.43	3.13

Class B common stock – basic and diluted	90.23	119.65	572.98	524.87

Weighted average shares outstanding:
Class A common stock – basic	53,550,013	57,782,967	55,928,177	58,827,987

Class A common stock – diluted	59,689,852	64,000,388	62,096,816	65,256,608

Class B common stock – basic and diluted	2,551	2,573	2,563	2,661

Dividends declared per share:
Class A common stock	$0.44	$0.40	$1.64	$1.48

Class B common stock	66.00	60.00	246.00	222.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Management Operations
Management fee revenue	$216,332	$214,067	$947,023	$942,845
Service agreement revenue	7,562	7,738	29,748	29,246

Total revenue from management operations	223,894	221,805	976,771	972,091
Cost of management operations	189,220	190,332	799,597	785,683

Income from management operations	34,674	31,473	177,174	186,408

Insurance Underwriting Operations
Premiums earned	51,574	52,797	207,562	213,665

Losses and loss adjustment expenses incurred	33,114	38,369	125,903	139,630
Policy acquisition and other underwriting expenses	13,567	14,427	56,996	60,665

Total losses and expenses	46,681	52,796	182,899	200,295

Underwriting income	4,893	1	24,663	13,370

Investment Operations
Investment income, net of expenses	12,483	14,102	52,833	55,920
Net realized (losses) gains on investments	(12,742)	2,056	(5,192)	1,335
Equity in earnings of limited partnerships	12,823	12,717	59,690	41,766
Equity in (losses) earnings of Erie Family Life Insurance Company	(171)	1,841	3,133	4,604

Net revenue from investment operations	12,393	30,716	110,464	103,625

Income before income taxes	51,960	62,190	312,301	303,403
Provision for income taxes	19,358	16,671	99,356	99,378

Net income	$32,602	$45,519	$212,945	$204,025

Net income per share – Class A basic	$0.61	$0.78	$3.80	$3.45

Net income per share – Class A diluted	0.55	0.71	3.43	3.13

Net income per share – Class B basic and diluted	90.23	119.65	572.98	524.87

Weighted average shares outstanding - Class A diluted	59,690	64,000	62,097	65,257

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended December 31, 2007 and 2006:

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$40,884	$44,183	$216,320	$203,157
Net realized (losses) gains on investments	(12,742)	2,056	(5,192)	1,335
Income tax benefit (expense) on realized (losses) gains	4,460	(720)	1,817	(467)

Realized (losses) gains, net of income taxes	(8,282)	1,336	(3,375)	868

Net income	$32,602	$45,519	$212,945	$204,025

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Per Class A Share – Diluted	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Operating income	$0.69	$0.69	$3.48	$3.12
Net realized (losses) gains on investments	(0.21)	0.03	(0.08)	0.02
Income tax benefit (expense) on realized (losses) gains	0.07	(0.01)	0.03	(0.01)

Realized (losses) gains, net of income taxes	(0.14)	0.02	(0.05)	0.01

Net income	$0.55	$0.71	$3.43	$3.13

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	December 31,	December 31,
	2007	2006
ASSETS
Investments
Fixed maturities	$703,406	$836,738
Equity securities
Preferred stock	110,180	133,401
Common stock	108,090	117,246
Other invested assets	297,059	235,672

Total investments	1,218,735	1,323,057
Cash and cash equivalents	31,070	60,241
Equity in Erie Family Life Insurance Company	59,046	57,162
Premiums receivable from policyholders	243,612	247,187
Receivables from affiliates	1,177,830	1,238,852
Other assets	148,330	112,862

Total assets	$2,878,623	$3,039,361

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,026,531	$1,073,570
Unearned premiums	421,263	424,282
Other liabilities	379,550	379,661

Total liabilities	1,827,344	1,877,513
Total shareholders’ equity	1,051,279	1,161,848

Total liabilities and shareholders’ equity	$2,878,623	$3,039,361

Book value per share	$17.68	$18.17

Shares outstanding	59,461	63,952

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
(dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)
Direct underwriting results
Direct written premium	$856,926	$860,878	$3,784,891	$3,803,414

Premiums earned	926,876	937,324	3,786,603	3,883,694

Loss and loss adjustment expenses incurred	632,764	720,010	2,294,964	2,530,240
Policy acquisition and other underwriting expenses	236,998	252,601	1,048,510	1,110,923

Total losses and expenses	869,762	972,611	3,343,474	3,641,163

Direct underwriting income (loss)	57,114	(35,287)	443,129	242,531

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	19,125	6,701	12,234	16,392
Assumed involuntary	(1,468)	(696)	15,009	1,905
Less: Ceded	(4,202)	(24,158)	16,281	(6,598)

Nonaffiliated reinsurance underwriting income	21,859	30,163	10,962	24,895

Net Underwriting income (loss) (SAP Basis)	$78,973	$(5,124)	$454,091	$267,426

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (loss) (SAP Basis)	$4,344	$(282)	$24,975	$14,708
Excess-of-loss changes to recoveries under the agreement	0	(181)	0	(1,027)
SAP to GAAP adjustments	549	464	(312)	(311)

Indemnity Underwriting income before tax (GAAP Basis)	$4,893	$1	$24,663	$13,370

Property & Casualty Group (SAP Basis)
Net basis:
Loss and LAE ratio	66.0%	74.0%	60.5%	64.8%
Underwriting ratio	26.9	26.9	27.0	28.2
Policyholder dividends ratio	0.2	1.6	0.2	0.5

Statutory combined ratio	93.1	102.5	87.7	93.5

Adjusted combined ratio, excluding profit component	89.9	99.8	83.8	89.4

Direct business:
Loss ratio points from prior accident year reserve development – deficiency (redundancy)	1.2	4.2	(5.3)	(1.9)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(0.9)	(0.8)	(1.7)	(1.6)

Total loss ratio points from prior accident years	0.3	3.4	(7.0)	(3.5)

Loss ratio points from catastrophes	0.9	5.0	1.7	4.0

Erie Indemnity Company
GAAP combined ratio	90.5	100.0	88.1	93.7
GAAP loss ratio points from catastrophes	0.9	4.9	1.7	4.0

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
(in thousands)
Statutory Accounting Basis
Premiums earned	$869,867	$890,510	$3,572,189	$3,675,705
Losses, LAE and underwriting expenses	795,191	895,146	3,142,990	3,421,997

Net underwriting income (loss)	74,676	(4,636)	429,199	253,708

Total investment income	103,573	202,017	563,087	480,771

Income before income taxes	178,249	197,381	992,286	734,479
Federal income tax expense	87,912	59,259	372,209	229,709

Net income	$90,337	$138,122	$620,077	$504,770

	As of	As of
	December 31,	December 31,
	2007	2006
(in thousands)
Statutory Accounting Basis
Cash and invested assets	$8,927,997	$8,494,655
Other assets	1,033,852	1,021,489

Total assets	$9,961,849	$9,516,144

Loss, loss adjustment expense and
unearned premium reserves	$4,848,549	$4,993,365
Other liabilities	345,776	435,683

Total liabilities	5,194,325	5,429,048

Policyholders’ surplus	4,767,524	4,087,096

Total liabilities and policyholders’ surplus	$9,961,849	$9,516,144

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Twelve months	Twelve months
	ended	ended		ended	ended
	December 31,	December 31,	%	December 31,	December 31,	%
	2007	2006	Change	2007	2006	Change
(in thousands)
Private passenger auto	$103,040	$101,723	1.3%	$450,651	$448,514	0.5%
Homeowners	42,973	41,986	2.4	183,221	179,477	2.1
Commercial multi-peril	24,537	24,454	0.3	108,907	109,040	-0.1
Commercial auto	17,500	17,757	-1.4	78,963	79,693	-0.9
Workers’ compensation	14,882	16,603	-10.4	76,641	79,877	-4.1
All other lines of business	11,300	10,544	7.2	47,840	44,744	6.9

	214,232	213,067	0.5	946,223	941,345	0.5
Change in allowance for management fee returned on cancelled policies	2,100	1,000		800	1,500

Management fee revenue, net of allowance	$216,332	$214,067	1.1%	$947,023	$942,845	0.4%

Management fee rate	25.00%	24.75%		25.00%	24.75%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
12/31/2005	1,640,563	(1.8)%	1,353,912	0.5%	286,604	2.7%	3,281,079	(0.5)%
03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)
06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2
09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers’	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
12/31/2005	118,728	1.2%	213,347	1.8%	56,218	(4.6)%	90,227	2.7%	478,520	1.0%
03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2
06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3
09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5

		12-mth.
	Total All	growth
Date	Lines	rate
12/31/2005	3,759,599	(0.3)%
03/31/2006	3,761,500	0.1
06/30/2006	3,781,558	0.4
09/30/2006	3,793,455	0.6
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers’	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
12/31/2005	90.0%	87.9%	88.2%	85.4%	86.2%	86.0%	88.6%
03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8
06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0
09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All Other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
12/31/2005	$1,174	(1.3)%	$543	(0.5)%	$348	0.3%	$841	(1.6)%
03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)
06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)
09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers’ Comp.	change	CML* Lines	change	Lines	change
12/31/2005	$2,781	(0.3)%	$6,212	6.7%	$1,705	(0.1)%	$2,501	0.6%
03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)
06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)
09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)

		12-mth.
	Total All	percent
Date	Lines	change
12/31/2005	$1,052	(0.8)%
03/31/2006	1,044	(2.1)
06/30/2006	1,026	(3.3)
09/30/2006	1,011	(4.2)
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	December 31, 2007				December 31, 2006
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	101.1%	1.4%	0.1%	99.6%	101.8%	0.2%	0.4%	101.2%
Homeowners	71.9%	0.2%	0.6%	71.1%	82.4%	0.7%	3.0%	78.7%
Other Personal Lines	64.4%	-11.2%	0.0%	75.6%	118.8%	36.3%	0.2%	82.3%
Total Personal	91.5%	0.5%	0.7%	90.3%	97.2%	1.7%	3.6%	91.9%
Commercial Multi-Peril	83.9%	0.6%	0.2%	83.1%	104.6%	13.5%	1.3%	89.8%
Commercial Auto	74.7%	-9.7%	0.0%	84.4%	88.9%	-6.6%	0.0%	95.5%
Workers’ Compensation	137.1%	33.2%	0.0%	103.9%	137.3%	20.8%	0.0%	116.5%
Other Commercial Lines	14.2%	-50.2%	0.0%	64.4%	143.7%	9.9%	0.0%	133.8%
Total Commercial	90.7%	2.8%	0.2%	87.7%	112.0%	9.8%	1.3%	100.9%
Grand Total – Direct Business Only	91.2%	1.2%	0.9%	89.1%	101.7%	4.2%	5.0%	92.5%
		Twelve Months ended				Twelve Months ended
		December 31, 2007				December 31, 2006

		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	85.0%	-8.2%	0.3%	92.9%	92.2%	-2.2%	0.4%	94.0%
Homeowners	81.6%	-1.8%	1.2%	82.2%	85.7%	-3.4%	2.6%	86.5%
Other Personal Lines	80.1%	0.2%	0.1%	79.8%	97.5%	18.0%	0.2%	79.3%
Total Personal	83.9%	-6.1%	1.6%	88.4%	90.6%	-1.7%	3.2%	89.1%
Commercial Multi-Peril	88.7%	-3.3%	0.1%	91.9%	89.2%	0.0%	0.7%	88.5%
Commercial Auto	73.7%	-12.6%	0.0%	86.3%	81.7%	-5.0%	0.1%	86.6%
Workers’ Compensation	99.9%	8.8%	0.0%	91.1%	93.8%	-2.0%	0.0%	95.8%
Other Commercial Lines	45.2%	-16.3%	0.0%	61.5%	89.5%	-3.9%	0.0%	93.4%
Total Commercial	84.7%	-3.5%	0.2%	88.0%	88.5%	-2.2%	0.8%	89.9%
Grand Total – Direct Business Only	84.1%	-5.3%	1.7%	87.7%	90.0%	-1.9%	4.0%	87.9%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.